ANNUAL REPORT   DECEMBER 31, 2000

Prudential
MoneyMart Assets, Inc.

Fund Type Money market

Objective Maximum current income consistent with stability of capital and the maintenance of liquidity

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential MoneyMart Assets, Inc. seeks maximum current income consistent with stability of capital and maintenance of liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, and major corporations and commercial banks of the United States and foreign countries. Maturities can range from one day to 13 months. We purchase only securities rated in one of the two highest rating categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by the adviser's credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)
                                www.prudential.com   (800) 225-1852
Performance at a Glance

Fund Facts                                 As of 12/31/00
                  7-Day         Net Asset    Weighted Avg.  Net Assets
               Current Yld.    Value (NAV)    Mat. (WAM)    (Millions)
Class A           6.03%          $1.00          48 Days       $6,529
Class Z*          6.15%          $1.00          48 Days       $  253
iMoneyNet, Inc.
Money Fund
 (General
 Purpose)
 Avg.**           5.89%          $1.00          55 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 * Class Z shares are not subject to distribution and service
   (12b-1) fees.

** iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Money Fund (General Purpose) Average category as of December 26, 2000, the closest date to the end of our reporting period.

Weighted Average Maturity Compared to the Average Money Fund
(GRAPH)

(LOGO)                                     February 9, 2001


DEAR SHAREHOLDER,
Prudential MoneyMart Assets provided higher-than-average yields throughout 2000. At the end of the year, the seven-day current yield for MoneyMart Assets' Class A shares was 6.03% versus 5.89% for the average comparable money fund tracked by iMoneyNet, Inc.

Money market yields climbed sharply as the Federal Reserve
(the Fed) repeatedly tightened monetary policy in the first half of the year to keep the U.S. economy from overheating and igniting higher inflation. Later in the year, money market yields declined as a dramatic slowdown in economic growth led investors to believe that the Fed would ease monetary policy.

Under these market conditions, skillful interest-rate analysis by Prudential's Money Markets Sector team played a crucial role in the successful management of the MoneyMart
Assets portfolio.

We discuss developments in the money markets and explain
MoneyMart Assets' investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future needs.

Sincerely,

David R. Odenath, Jr., President
Prudential MoneyMart Assets, Inc.

Prudential MoneyMart Assets, Inc.

Annual Report    December 31, 2000

INVESTMENT ADVISER'S REPORT

The year that began January 1, 2000 proved to be a favorable period for investors in money market funds. Yields on money market securities climbed to very attractive levels as the Fed increased short-term interest rates three times to rein in the powerful U.S. economic expansion and head off mounting inflationary pressures. MoneyMart Assets benefited by taking advantage of good investment opportunities created by this trend toward higher yields.

The Fed raised the federal funds rate (the rate U.S. banks charge each other for overnight loans) on February 2, March 21, and May 16, 2000 by a total of one percentage point to 6.50%. The central bank also hiked the discount rate that member banks pay to borrow from the Federal Reserve System by the same amount, which lifted that rate to 6.00%. Increasing short-term rates also encourages higher borrowing costs for businesses and consumers, which in turn can slow economic growth.

PATIENCE WAS A VIRTUE
Our portfolio positioning gave us the flexibility to avoid buying longer-term money market securities early in the year and to wait for short-term rates to rise to levels commensurate with our expectations for tighter monetary policy. This level was reached when the Fed hiked rates in mid-May. By this time, money market yields had also risen sharply, and we bought one-year corporate securities.

These purchases helped to lengthen MoneyMart Assets' weighted average maturity (WAM) until it was more in line with that of the iMoneyNet, Inc. Money Fund (General Purpose) Average. (WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity of each security held by a fund.) Lengthening the WAM enabled us to lock in attractive yields. In retrospect, by early June, term money market yields on these securities had already reached their peak for the year.

Prudential MoneyMart Assets, Inc.

Annual Report    December 31, 2000

In fact, investors began to drive money market yields lower
(and prices higher) in late spring on the likelihood that the Fed no longer needed to tighten monetary policy. Reports indicated that the cumulative effect of repeated rate hikes was already beginning to curb economic growth.

INVESTING BEFORE YIELDS DECLINED SHARPLY
We also came to the conclusion that the central bank had finished raising rates for this business cycle. Therefore we positioned MoneyMart Assets' WAM significantly longer than that of its competitive average for much of the remainder of the year. We did this by purchasing longer-term money market securities during the summer and early autumn of 2000.

Our decision to lock in yields during the summer and early fall worked well because money market yields slid sharply at the end of the year amid speculation that the Fed would now actually cut short-term rates to stimulate the sagging economy. Not only were the Fed's previous interest-rate hikes starting to bite, but higher energy prices and weakness in the stock market were also threatening the livelihood of the consumer-driven economy.

                            www.prudential.com      (800) 225-1852

LOOKING AHEAD
In January 2001, the Fed engineered two half-percentage-point reductions in the federal funds rate in rapid succession that lowered it to 5.50% from 6.50%. The central bank also cut the discount rate to 5.00% from 6.00%. The Fed eased monetary policy in an effort to revitalize the economy.

But because the economy continues to "flirt" with recession and inflation remains under control, the Fed is widely expected to continue easing monetary policy aggressively. In anticipation of future rate cuts, money market yields have continued to decline, with longer-term money market yields now lower than shorter-term money market yields. This development is known as an inverted money market yield curve.

Accordingly, we remain reluctant to extend MoneyMart Assets' WAM in an aggressive fashion with the money market yield curve inverted so dramatically. Furthermore, the deceleration in economic growth has, on average, had a negative impact on corporate credit quality. In such an environment, we will be more deliberative than usual in our investment selections.

Prudential MoneyMart Assets Management Team

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Bank Notes  2.4%
                Bank America N.A.
$      37,000   6.82%, 2/5/01                                     $     37,000,000
                Comerica Bank N.A.(b)
       29,000   6.719%, 1/8/01                                          28,996,258
       46,000   6.776%, 1/8/01                                          46,001,323
                National City Bank of Cleveland
       50,000   6.55%, 1/31/01                                          49,998,048
                                                                  ----------------
                                                                       161,995,629
-------------------------------------------------------------------------------------
Certificates of Deposit - Domestic  3.1%
                First Tennessee Bank N.A.
       14,000   6.54%, 2/28/01                                          13,999,815
                South Trust Bank N.A.
       65,000   6.70%, 3/5/01                                           64,999,725
       34,000   6.69%, 3/15/01                                          34,000,839
       95,000   6.62%, 5/29/01                                          95,043,161
                                                                  ----------------
                                                                       208,043,540
-------------------------------------------------------------------------------------
Certificates of Deposit - Eurodollar  7.1%
                Banca Commerciale Italiana S.p.A.
        4,000   6.69%, 2/28/01                                           4,000,063
                Barclays Bank PLC
      115,000   6.85%, 2/5/01                                          115,003,240
                Bayerische Landesbank Girozentrale - London
        7,000   6.74%, 2/16/01                                           6,999,892
                Citibank, N.A.
       40,000   6.895%, 1/22/01                                         40,001,282
                Commerzbank AG
      180,000   6.50%, 5/8/01                                          180,000,000
      100,000   6.53%, 6/4/01                                          100,019,744
                Norddeutsche Landesbank Girozentrale
       31,000   6.67%, 1/25/01                                          30,999,624
                Svenska Handelsbank AB.
        7,000   6.76%, 2/20/01                                           7,000,094
                                                                  ----------------
                                                                       484,023,939

    6                                      See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Certificates of Deposit - Yankee  7.4%
                Bank of Scotland
$      50,000   7.13%, 6/29/01                                    $     49,988,413
                Bayerische Hypo-und Vereinsbank
       22,000   6.72%, 2/14/01                                          21,999,154
                Canadian Imperial Bank of Commerce
      100,000   7.30%, 5/14/01                                         100,000,000
                Dexia Bank
       74,000   6.67%, 1/19/01                                          74,000,364
                National Bank of Canada
       75,000   6.57%, 3/5/01                                           75,000,000
                Svenska Handelsbank AB.
       50,000   6.825%, 1/31/01                                         50,000,097
       32,288   6.835%, 1/31/01                                         32,288,323
                UBS AG
      100,000   7.125%, 7/5/01                                          99,978,462
                                                                  ----------------
                                                                       503,254,813
-------------------------------------------------------------------------------------
Commercial Paper  57.5%
                Abbey National N.A. Corp.
       25,000   6.53%, 1/30/01                                          24,868,493
                Alliance & Leicester PLC
       45,000   6.34%, 3/22/01                                          44,366,000
                Allianz of America, Inc.
       20,000   6.55%, 1/26/01                                          19,909,028
                American General Finance Corp.
       70,000   6.53%, 1/19/01                                          69,771,450
                Associates Corp. of North America
       86,000   6.53%, 2/7/01                                           85,422,820
       10,000   6.52%, 3/2/01                                            9,891,333
                Associates First Capital B.V.
       50,000   6.54%, 2/14/01                                          49,600,333

    See Notes to Financial Statements                                      7

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                B-One Australia Ltd.
$      16,000   6.54%, 2/2/01                                     $     15,906,987
                Banc One Financial Corp.
       46,000   6.56%, 1/26/01                                          45,790,444
       49,000   6.67%, 2/9/01                                           48,653,897
                Bank of Scotland Treasury Services
       29,000   6.55%, 1/17/01                                          28,915,578
       47,000   6.53%, 1/30/01                                          46,752,767
                BankAmerica Corp.
      203,000   6.673%, 2/23/01                                        201,063,380
                Banque Et Caisse D'Epargne de L'eta
        5,000   6.53%, 2/6/01                                            4,967,350
                Barton Capital Corp.
       62,235   6.62%, 1/11/01                                          62,120,557
       10,970   6.62%, 1/12/01                                          10,947,810
                BASF, AG
       22,000   6.53%, 1/26/01                                          21,900,236
       52,000   6.46%, 3/15/01                                          51,318,829
                Baus Funding LLC
       42,765   6.48%, 2/20/01                                          42,380,115
                BCI Funding Corp.
        1,000   6.55%, 1/16/01                                             997,271
       10,553   6.675%, 1/16/01                                         10,524,199
       37,000   6.31%, 4/12/01                                          36,344,987
                BHF Finance, Inc.
        6,000   6.48%, 2/27/01                                           5,938,440
                BBL North America Funding Corp.
       13,000   6.63%, 1/17/01                                          12,961,693
       30,000   6.54%, 1/26/01                                          29,863,750
       21,000   6.59%, 1/30/01                                          20,888,519
                Black Forest Funding Corp.
        8,000   6.75%, 1/16/01                                           7,977,500
                Blue Ridge Asset Funding Corp.
       60,000   6.72%, 1/11/01                                          59,888,000
       62,000   6.72%, 1/12/01                                          61,872,693

    8                                      See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Brahms Funding Corp.
$      33,000   6.64%, 1/19/01                                    $     32,890,440
       86,000   6.62%, 1/22/01                                          85,667,897
                Clipper Receivables Corp.
       14,803   6.62%, 1/26/01                                          14,734,947
                CXC, Inc.
       39,240   6.50%, 2/13/01                                          38,935,345
                Daimler Chrysler North America
       59,000   6.54%, 1/22/01                                          58,774,915
       10,000   6.54%, 1/23/01                                           9,960,033
       70,000   6.50%, 2/20/01                                          69,368,056
      153,000   6.52%, 3/23/01                                         150,755,490
                Den Danske Corp.
       10,000   6.54%, 1/31/01                                           9,945,500
                Den Norske Bank
       42,000   6.51%, 2/12/01                                          41,681,010
        9,000   6.53%, 2/20/01                                           8,918,375
       16,000   6.49%, 3/12/01                                          15,798,089
                Dexia CLF Finance Co.
       10,000   6.54%, 2/6/01                                            9,934,600
       61,000   6.52%, 2/22/01                                          60,425,516
                Dover Corp.(b)
       30,000   6.769%, 2/28/01                                         30,000,000
                Eaton Corp.
       10,000   6.80%, 1/12/01                                           9,979,222
                Edison Asset Securitization, LLC
       86,000   6.58%, 2/2/01                                           85,496,996
                Forrestal Funding Master Trust
       13,415   6.69%, 1/18/01                                          13,373,443
       40,838   6.55%, 1/23/01                                          40,674,535
       12,000   6.54%, 1/31/01                                          11,934,600
          300   6.60%, 1/31/01                                             298,350
       20,408   6.50%, 3/23/01                                          20,109,533
                GE Capital International Funding
       13,000   6.55%, 1/19/01                                          12,957,425

    See Notes to Financial Statements                                      9

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                General Electric Capital Corp.
$      10,000   6.58%, 2/13/01                                    $      9,921,406
      166,800   6.75%, 2/27/01                                         165,017,325
                General Electric Capital Services, Inc.
       58,000   6.50%, 2/15/01                                          57,528,750
                General Motors Acceptance Corp.
      201,000   6.53%, 1/24/01                                         200,161,439
      150,000   6.59%, 2/13/01                                         148,819,292
                Halliburton Co.
        2,590   6.50%, 2/28/01                                           2,562,877
                Homeside Lending, Inc.
       16,000   6.55%, 2/26/01                                          15,836,978
       19,000   6.55%, 2/28/01                                          18,799,497
                ING America Insurance Holdings, Inc.
       21,000   6.55%, 1/24/01                                          20,912,121
        5,000   6.545%, 1/26/01                                          4,977,274
       25,000   6.52%, 2/8/01                                           24,827,944
        5,620   6.51%, 2/21/01                                           5,568,170
                Intrepid Funding Master Trust
        4,526   6.51%, 2/16/01                                           4,488,351
                Lone Star Funding LLC
       79,000   6.57%, 1/26/01                                          78,639,563
       41,000   6.55%, 2/13/01                                          40,679,232
                Market Street Funding Corp.
       51,000   6.66%, 1/12/01                                          50,896,215
                Merrill Lynch & Co., Inc.
      108,000   6.55%, 1/19/01                                         107,646,300
                NATC California LLC
       15,000   6.55%, 1/25/01                                          14,934,500
                Nationwide Building Society
       22,000   6.52%, 2/22/01                                          21,792,809

    10                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Nordbanken North America, Inc.
$      24,023   6.55%, 1/16/01                                    $     23,957,437
       14,000   6.55%, 1/17/01                                          13,959,244
       34,000   6.55%, 1/19/01                                          33,888,650
       28,000   6.53%, 1/22/01                                          27,893,343
                Northern Rock PLC
       15,000   6.54%, 2/14/01                                          14,880,100
                PNC Funding Corp.
       40,631   6.59%, 2/28/01                                          40,199,612
                Robert Bosch Finance Corp.
       29,000   6.40%, 3/19/01                                          28,603,022
                SanPaolo IMI U.S. Financial Co.
       29,000   6.68%, 2/1/01                                           28,836,682
                Santander Central Hispano Finance
       46,000   6.51%, 2/12/01                                          45,650,630
        6,000   6.475%, 2/27/01                                          5,938,488
                Telstra Corp. Ltd.
        9,000   6.51%, 2/23/01                                           8,913,742
        9,000   6.57%, 2/23/01                                           8,912,948
        8,000   6.38%, 5/25/01                                           7,801,280
                Thunder Bay Funding, Inc.
       30,000   6.70%, 1/16/01                                          29,916,250
        8,341   6.70%, 1/17/01                                           8,316,162
                Triple-A One Funding Corp.
       16,919   6.66%, 1/12/01                                          16,884,570
                Unilever Capital Corp.(b)
      192,000   6.708%, 3/7/01                                         192,006,961
                Variable Funding Capital Corp.
       50,000   6.66%, 1/12/01                                          49,898,250
       43,642   6.53%, 1/26/01                                          43,444,096
       50,000   6.54%, 2/8/01                                           49,654,833
       50,000   6.27%, 3/20/01                                          49,320,750
                Verizon Global Funding Corp.
       35,000   6.53%, 1/16/01                                          34,904,771
                Vodafone Airtouch Group PLC
       35,000   6.62%, 1/24/01                                          34,851,969
       60,395   6.65%, 1/31/01                                          60,060,311

    See Notes to Financial Statements                                     11

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Wells Fargo & Co.
$      70,795   6.52%, 3/12/01                                    $     69,897,477
                Windmill Funding Corp.
       13,000   6.62%, 1/11/01                                          12,976,094
                                                                  ----------------
                                                                     3,899,996,491
-------------------------------------------------------------------------------------
Loan Participations  0.6%
                AXA Financial, Inc.
       16,000   6.86%, 1/19/01                                          16,000,000
                National Rural Utilities
       25,000   6.58%, 2/8/01                                           25,000,000
                                                                  ----------------
                                                                        41,000,000
-------------------------------------------------------------------------------------
Other Corporate Obligations  18.0%
                Bank Austria AG(b)
       72,000   6.609%, 2/16/01                                         71,992,354
                CIT Group, Inc.(b)
       49,000   6.714%, 1/16/01                                         48,963,580
                First Chicago Corp.(b)
       48,000   6.80%, 2/21/01                                          48,004,563
                General Electric Capital Assurance Co.(b)
       45,000   6.736%, 1/22/01                                         45,000,000
                Goldman Sachs Group LP(b)
      287,000   6.73%, 3/15/01                                         287,000,000
                J.P. Morgan & Co., Inc.(b)
      100,000   6.70%, 1/16/01                                         100,000,000
                Merrill Lynch & Co., Inc.(b)
       86,000   6.588%, 3/12/01                                         86,000,000
                Metropolitan Life Insurance Co.(b)
       28,000   6.841%, 1/2/01                                          28,000,000
                Morgan Stanley Dean Witter & Co.(b)
      143,000   6.735%, 1/16/01                                        143,000,000

    12                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount
(000)           Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
                Peoples Gas Light & Coke Co.(b)
$      16,000   6.699%, 3/13/01                                   $     16,000,000
                Restructured Asset Security(b) ENH RET 0015-MM
       89,000   6.734%, 1/15/01                                         89,000,000
                Strategic Money Market Trust(b) 2000A
      132,000   6.734%, 1/15/01                                        132,000,000
                Strategic Money Market Trust(b) 2000M
       16,000   6.58%, 3/13/01                                          16,000,000
                Short Term Repack Asset Trust 1998-E(b)
       54,000   6.716%, 1/18/01                                         54,000,000
                Travelers Insurance Co.(b)
       41,000   6.853%, 1/8/01                                          41,000,000
                United of Omaha Life Insurance(b)
       14,000   6.836%, 3/5/01                                          14,000,000
                                                                  ----------------
                                                                     1,219,960,497
-------------------------------------------------------------------------------------
U.S. Agencies  2.2%
                Federal Home Loan Banks(b)
      150,000   6.209%, 1/19/01                                        149,978,252
                                                                  ----------------
                Total Investments  98.3%
                 (amortized cost $6,668,253,161(a))                  6,668,253,161
                Other assets in excess of liabilities  1.7%            114,202,095
                                                                  ----------------
                Net Assets  100%                                  $  6,782,455,256
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
(b) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

    See Notes to Financial Statements                                     13

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of December 31, 2000

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 was as follows:

Commercial Banks.......................................................   41.0%
Asset Backed Securities................................................   12.2
Motor Vehicle Parts....................................................    9.4
Security Brokers & Dealers.............................................    9.2
Bank Holding Company...................................................    5.8
Short-Term Business Credit.............................................    4.7
Personal Credit Institutions...........................................    3.2
Food & Related Products................................................    2.8
Life Insurance.........................................................    2.4
Federal Credit.........................................................    2.2
Phone Communication....................................................    2.2
Chemicals and Allied Products..........................................    1.1
Fire Insurance.........................................................    0.8
Mortgage Bankers.......................................................    0.5
Construction Machine & Equipment.......................................    0.5
Natural Gas............................................................    0.3
                                                                         -----
                                                                          98.3
Other assets in excess of liabilities..................................    1.7
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    14                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market
value                                                            $ 6,668,253,161
Cash                                                                      25,058
Receivable for Fund shares sold                                      328,140,585
Interest receivable                                                   37,549,745
Deferred expenses and other assets                                       123,437
                                                                -----------------
      Total assets                                                 7,034,091,986
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                   239,980,030
Accrued expenses                                                       5,844,047
Dividends payable                                                      3,656,608
Management fee payable                                                 1,773,040
Distribution fee payable                                                 383,005
                                                                -----------------
      Total liabilities                                              251,636,730
                                                                -----------------
NET ASSETS                                                       $ 6,782,455,256
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares
      authorized for issuance)                                   $     6,782,455
   Paid-in capital in excess of par                                6,775,672,801
                                                                -----------------
Net assets, December 31, 2000                                    $ 6,782,455,256
                                                                -----------------
                                                                -----------------
Class A:
   Net asset value, offering price and redemption price per
      share ($6,529,281,923 / 6,529,281,923 shares of common
      stock issued and outstanding)                                        $1.00
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($253,173,333 / 253,173,333 shares of common stock
      issued and outstanding)                                              $1.00
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential MoneyMart Assets, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $ 440,793,519
                                                                -----------------
Expenses
   Management fee                                                    20,517,601
   Distribution fee--Class A                                          8,172,821
   Transfer agent's fees and expenses                                14,000,000
   Reports to shareholders                                            1,262,000
   Registration fees                                                    600,000
   Custodian's fees and expenses                                        215,000
   Insurance                                                             94,000
   Director's fees and expenses                                          51,000
   Audit fees                                                            35,000
   Legal fees and expenses                                               30,000
   Miscellaneous                                                         75,677
                                                                -----------------
      Total expenses                                                 45,053,099
                                                                -----------------
Net investment income                                               395,740,420
                                                                -----------------
NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                              9,816
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 395,750,236
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             -------------------------------------
                                                   2000                 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                     $    395,740,420     $    299,932,281
   Net realized gain (loss) on investment
      transactions                                      9,816              (75,947)
                                             -----------------    ----------------
   Net increase in net assets resulting
      from operations                             395,750,236          299,856,334
                                             -----------------    ----------------
Dividends and distributions to
shareholders (Note 1)
      Class A                                    (379,839,832)        (289,099,677)
      Class Z                                     (15,910,404)         (10,756,657)
                                             -----------------    ----------------
                                                 (395,750,236)        (299,856,334)
                                             -----------------    ----------------
Fund share transactions (Note 4)
(at $1.00 per share)
   Proceeds from shares sold                   36,763,213,585       32,858,644,444
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 372,842,594          284,993,693
   Cost of shares reacquired                  (37,006,715,947)     (32,854,846,473)
                                             -----------------    ----------------
   Net increase in net assets from Fund
      share transactions                          129,340,232          288,791,664
                                             -----------------    ----------------
Total increase                                    129,340,232          288,791,664
NET ASSETS
Beginning of year                               6,653,115,024        6,364,323,360
                                             -----------------    ----------------
End of year                                  $  6,782,455,256     $  6,653,115,024
                                             -----------------    ----------------
                                             -----------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements

      Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements Cont'd.

      The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

      Dividends and Distributions:    All of the Fund's net investment income
and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Payment of dividends is made monthly.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Z shares of the Fund. The Fund reimburses the distributors for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $12,990,000 for the services of PMFS. As of December 31, 2000, approximately $1,085,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          19

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares.

      Transactions in shares of common stock (at $1 net asset value per share) were as follows:

                                                        Year ended         Year ended
                                                       December 31,       December 31,
                                                           2000               1999
                                                      ---------------    ---------------
Class A
---------------------------------------------------
Shares sold                                            35,917,039,176     32,041,675,513
Shares issued in reinvestment of dividends and
  distributions                                           357,452,795        274,562,853
Shares reacquired                                     (36,138,795,705)   (32,074,696,386)
                                                      ---------------    ---------------
Net increase (decrease) in shares outstanding             135,696,266        241,541,980
                                                      ---------------    ---------------
                                                      ---------------    ---------------
Class Z
---------------------------------------------------
Shares sold                                               846,174,409        816,968,930
Shares issued in reinvestment of dividends and
  distributions                                            15,389,799         10,430,840
Shares reacquired                                        (867,920,242)      (780,150,080)
                                                      ---------------    ---------------
Net increase (decrease) in shares outstanding              (6,356,034)        47,249,690
                                                      ---------------    ---------------
                                                      ---------------    ---------------

       Prudential MoneyMart Assets, Inc.

             Financial
                 Highlights

' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential MoneyMart Assets, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                               $         1.000
Net investment income and net realized gains                                .058
Dividends and distributions to shareholders                                (.058)
                                                                -----------------
Net asset value, end of year                                     $          1.00
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                             5.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                    $     6,529,282
Average net assets (000)                                         $     6,538,256
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                   .67%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                   .54%
   Net investment income                                                    5.81%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    22                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
   $    1.000           $    1.000           $    1.000           $    1.000
         .046                 .050                 .050                 .048
        (.046)               (.050)               (.050)               (.048)
----------------     ----------------     ----------------     ----------------
   $    1.000           $    1.000           $    1.000           $    1.000
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
         4.69%                5.06%                5.09%                4.97%
   $6,393,586           $6,152,044           $6,863,647           $7,315,223
   $6,292,031           $6,810,377           $7,121,692           $7,326,023
          .68%                 .69%                 .70%                 .71%
          .55%                 .57%                 .58%                 .59%
         4.60%                4.95%                4.97%                4.83%

    See Notes to Financial Statements                                     23

       Prudential MoneyMart Assets, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $         1.000
Net investment income and net realized gains                                .059
Dividends and distributions to shareholders                                (.059)
                                                                -----------------
Net asset value, end of period                                   $          1.00
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                             6.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                  $       253,173
Average net assets (000)                                         $       267,611
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                   .54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                   .54%
   Net investment income                                                    5.95%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.

    24                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Financial Highlights Cont'd.

                             Class Z
-----------------------------------------------------------------
        Year Ended December 31,                March 1, 1996(b)
----------------------------------------           Through
   1999           1998           1997         December 31, 1996
-----------------------------------------------------------------------
 $  1.000       $  1.000       $  1.000            $  1.000
     .047           .051           .051                .040
    (.047)         (.051)         (.051)              (.040)
----------     ----------     ----------         ----------
 $  1.000       $  1.000       $  1.000            $  1.000
----------     ----------     ----------         ----------
----------     ----------     ----------         ----------
     4.82%          5.19%          5.22%               4.12%
 $259,529       $212,280       $157,352            $149,212
 $227,112       $194,669       $159,508            $121,135
      .55%           .57%           .58%                .59%(c)
      .55%           .57%           .58%                .59%(c)
     4.74%          5.07%          5.10%               4.86%(c)

    See Notes to Financial Statements                                     25

       Prudential MoneyMart Assets, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential MoneyMart Assets, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended December 31, 1996 were audited by other independent accountants whose report dated February 6, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 14, 2001

Prudential MoneyMart Assets, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential MoneyMart Assets, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
                www.prudential.com         (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
    Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ    CUSIP
     Class A    PBMXX    74435H102
     Class Z    PMZXX    74435H201

MF108E

(ICON)  Printed on Recycled Paper